--------------------------------------------------------------------------------
                                                                    FIXED INCOME
--------------------------------------------------------------------------------

Alliance Mortgage
Securities Income
Fund

Semi-Annual Report
June 30, 2000

                               [GRAPHIC OMITTED]

                           AllianceCapital [LOGO](R)
                           The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS

August 15, 2000

Dear Shareholder:

This report provides you with the performance, investment strategy, and outlook of Alliance Mortgage Securities Income Fund (the "Fund") for the semi-annual reporting period ended June 30, 2000.

Investment Objectives and Policies

This open-end Fund is designed for investors who seek high current income, consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of mortgage-related securities including collateralized mortgage obligations (CMOs). As a matter of fundamental policy, the Fund maintains at least 65% of its total assets in mortgage-related securities including CMOs.

Investment Results

The following table provides the investment results for Alliance Mortgage Securities Income Fund for the six- and 12-month periods ended June 30, 2000. For comparison, we have included the total returns of the Lehman Brothers (LB) Mortgage-Backed Securities Index as well as the Lipper U.S. Mortgage Funds Average.

During the six-month period ended June 30, 2000, the Fund's Class A shares outperformed its benchmark, the Lehman Brothers Mortgage-Backed Securities Index, as well as its peer group, represented by the Lipper U.S. Mortgage Funds Average.

INVESTMENT RESULTS*
Periods Ended June 30, 2000

                ---------------------
                    Total Returns
                ---------------------
                6 Months    12 Months
-------------------------------------

Alliance
Mortgage
Securities
Income Fund
   Class A         3.68%        5.00%
-------------------------------------
   Class B         3.27%        4.18%
-------------------------------------
   Class C         3.27%        4.30%
-------------------------------------
LB Mortgage-
Backed
Securities
Index              3.67%        5.03%
-------------------------------------
Lipper U.S.
Mortgage
Funds Average      3.39%        4.28%
-------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value of each class of shares as of June 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers Mortgage-Backed Securities Index is comprised of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). Graduated Payment Mortgages (GPMs) are included, but Graduated Equity Mortgages (GEMs) are not. The


--------------------------------------------------------------------------------
                                    ALLIANCE MORTGAGE SECURITIES INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      unmanaged Lipper U.S. Mortgage Funds Average (Lipper Average) is based on the performance of a universe of funds that invest at least 65% of their assets in mortgage securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. For both the six- and 12-month periods ended June 30, 2000, the Lipper Average consisted of 60 funds. An investor cannot invest directly in an index or an average, and its results are not indicative of any particular investment, including Alliance Mortgage Securities Income Fund.

      Additional investment results appear on pages 5-8.

Investment Strategy

During the six-month period, the Fund was positioned to take advantage of relative value opportunities in the mortgage-backed securities (MBS) and asset-backed securities (ABS) markets. We opportunistically bought and sold agency MBS as well as traded coupons and agency debentures. We reduced the Fund's exposure to fixed rate commercial mortgage-backed securities when spreads tightened. With interest rates moderately stable, we kept a comparatively large exposure to higher coupons, adding to the current yield of the portfolio. Finally, we maintained the overall portfolio duration slightly below our index target to protect the portfolio against the risk of higher interest rates.

Market Overview

The global macroeconomic outlook continued to improve during the first six months of 2000. The U.S. economy remained strong, growing 4.8% in the first quarter of 2000 and 5.2% during the second quarter. Inflation and unemployment remained low, however, the rise in commodity prices--led by oil--along with low unemployment have put upward pressure on U.S. inflation. Consumer Price Index
(CPI) has risen from 2.7% (year-over-year) at the beginning of the year to 3.7% in June. Strong U.S. economic activity has prompted the Federal Reserve to increase short-term interest rates from 5.50% to 6.50% in the first six months of 2000.

The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index, posted a return of 3.99% during the six-month period. Among the sectors of the U.S. bond market, the U.S. government sector recorded the strongest performance at 4.97%, followed by the mortgage-backed securities sector at 3.67% and the corporate sector at 2.68%. Meanwhile, the high yield sector recorded the weakest performance at -1.21%. The U.S. government sector posted the strongest return as a result of the Treasury buy-back program. Faced with a growing budget surplus, the Treasury began a long-term project to reduce the supply of outstanding government debt. The


--------------------------------------------------------------------------------
2 o ALLIANCE MORTGAGE SECURITIES INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

yield curve inverted during the period as investors focused on the Treasury buy-back program. Two-year Treasury yields rose from 6.24% to 6.36%, while 30-year Treasury yields fell from 6.48% to 5.90%.

In spite of strong mortgage fundamentals, the performance of the mortgage-backed sector was dampened by events in Washington, DC. From a fundamental perspective, mortgage securities benefited from a strong underlying housing sector that increased turnover-related prepayments, which ultimately will result in a more stable cash flow for holders of mortgage securities. However, relative performance was dampened by the Treasury buy-back program, which affected all non-Treasury sectors negatively, as well as the proposal to reduce the government credit support currently enjoyed by the Federal Home Loan
Mortgage Corporation (FHLMC) and the Federal National Mortgage Association
(FNMA). In the event that the government follows through with this proposal, it would limit commercial banks' demand for mortgages.

Outlook

For the remainder of 2000, we expect the U.S. economy to remain strong and inflation to remain relatively low. Despite rising mortgage rates, the housing market remains strong. Although we believe that a re-acceleration in growth later this year will force the U.S. Federal Reserve to raise interest rates again, the odds seem to favor no further action until after the U.S. elections in November. We expect the Treasury buy-back program will cause further inversion of the yield curve, depressing yields in maturities beyond 10 years, while the tightening of monetary policy by the U.S. Federal Reserve should cause short-term interest to rise. In addition, the debate raised by the Treasury Secretary over the continuation of effective government subsidies to FNMA and FHLMC could flare up again, causing another flight to quality by investors. In this scenario, spread products could easily lag Treasury securities as swap spreads widen. Consequently, we believe that a cautious approach to the market is warranted.

Fund Update

On July 20, 2000, the Board of Directors of Alliance Mortgage Securities Fund approved the acquisition of the assets and liabilities of the Fund by the Alliance Bond Fund U.S. Government Portfolio. The acquisition is subject to approval by the shareholders of Alliance Mortgage Securities Fund. A meeting is scheduled for November 9, 2000. The acquisition is expected to be tax-free.


--------------------------------------------------------------------------------
                                    ALLIANCE MORTGAGE SECURITIES INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO OMITTED]   John D. Carifa

[PHOTO OMITTED]   Jeffrey S. Phlegar

Portfolio Manager, Jeffrey S. Phlegar, has over 14 years of investment experience.

Thank you for your interest and investment in Alliance Mortgage Securities Income Fund.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Jeffrey S. Phlegar

Jeffrey S. Phlegar
Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE MORTGAGE SECURITIES INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE MORTGAGE SECURITIES INCOME FUND
GROWTH OF A $10,000 INVESTMENT
6/30/90 TO 6/30/00

  [The following was represented by a mountain chart in the printed material.]

                             <PLOT POINTS TO COME>

Lehman Brothers Mortgage-Backed Securities Index: $21,095

Lipper U.S. Mortgage Funds Average: $19,666

Alliance Mortgage Securities Income Fund Class A: $19,114

This chart illustrates the total value of an assumed $10,000 investment in Alliance Mortgage Securities Income Fund Class A shares (from 6/30/90 to 6/30/00) as compared to the performance of an appropriate broad-based index and the Lipper U.S. Mortgage Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Mortgage-Backed Securities Index is comprised of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

The unmanaged Lipper U.S. Mortgage Funds Average reflects performance of 13 funds (based on the number of funds in the average from 6/30/90 to 6/30/00). It is based on the performance of a universe of funds that invest at least 65% of their assets in mortgage securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. These funds have generally similar investment objectives to Alliance Mortgage Securities Income Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance Mortgage Securities Income Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average and its results are not indicative of any specific investment, including Alliance Mortgage Securities Income Fund.


--------------------------------------------------------------------------------
                                    ALLIANCE MORTGAGE SECURITIES INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE MORTGAGE SECURITIES INCOME FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                              [BAR CHART OMITTED]

      Alliance Mortgage Securities Income Fund - Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                     Alliance Mortgage Securities      Lehman Brothers Mortgage-
                              Income Fund               Backed Securities Index
--------------------------------------------------------------------------------
   6/30/91                     12.86%                            11.91%
   6/30/92                     13.50%                            13.61%
   6/30/93                     12.41%                             8.78%
   6/30/94                     -3.53%                            -1.05%
   6/30/95                      9.21%                            12.17%
   6/30/96                      4.74%                             5.85%
   6/30/97                      8.49%                             9.10%
   6/30/98                      8.17%                             8.93%
   6/30/99                      1.94%                             4.01%
   6/30/00                      5.00%                             5.03%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers Mortgage-Backed Securities Index is comprised of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Mortgage Securities Income Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE MORTGAGE SECURITIES INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
June 30, 2000

INCEPTION DATE                PORTFOLIO STATISTICS
(Class A Shares)              Net Assets ($mil): $436.4
2/29/84

SECURITY TYPE
45.43%  FNMA
24.24%  GNMA
13.01%  FHLMC
 8.55%  CMO/ABS                         [PIE CHART OMITTED]
 4.85%  Stripped MBS
 0.11%  Treasury
Corporate
 3.81%  Financial

All data as of June 30, 2000. The Fund's security type breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                    ALLIANCE MORTGAGE SECURITIES INCOME FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2000

   Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                1 Year                   5.00%                      0.50%
               5 Years                   5.64%                      4.73%
              10 Years                   7.16%                      6.69%
             SEC Yield**                 6.60%

   Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                1 Year                   4.18%                      1.23%
               5 Years                   4.83%                      4.83%
       Since Inception*(a)               5.32%                      5.32%
             SEC Yield**                 6.08%

   Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                1 Year                   4.30%                      3.32%
               5 Years                   4.85%                      4.85%
       Since Inception*                  4.23%                      4.23%
             SEC Yield**                 6.16%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year, 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 1/30/92 Class B; 5/3/93 Class C.
** SEC Yields are based on SEC guidelines and are calculated on 30 days ended June 30, 2000.
(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
8 o ALLIANCE MORTGAGE SECURITIES INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2000 (unaudited)

                                                      Principal
                                                         Amount
                                                          (000)           Value
--------------------------------------------------------------------------------

Mortgage-Related Securities-118.0%
Federal National Mortgage
   Association-58.1%
   6.00%, 1/01/29-12/31/99(a).......................    $39,184   $  35,851,647
   6.50%, 4/01/11-6/01/29(b)........................     34,902      33,479,159
   7.00%, 9/01/14-12/31/99(b).......................     74,797      72,984,293
   7.50%, 2/01/15-12/31/99(b).......................     54,571      54,239,178
   8.00%, 8/01/28-6/01/30(a)........................     24,652      24,752,247
   8.50%, 8/01/11(a)(b).............................     15,009      15,266,583
   9.00%, 8/01/21...................................      2,896       2,982,745
   10.00%, 10/01/14(b)..............................      8,973       9,629,397
   11.00%, 7/15/16..................................      2,401       2,571,601
   11.50%, 9/15/20..................................      1,486       1,597,777
                                                                  -------------
Total Federal National Mortgage Association
   (cost $253,345,030)..............................                253,354,627
                                                                  -------------
Government National Mortgage
   Association-31.0%
   6.50%, 12/15/27-2/15/30..........................     45,993      43,650,477
   7.00%, 1/15/23-8/15/28...........................     50,744      49,342,239
   8.00%, 12/31/99..................................     41,705      42,148,324
   9.00%, 12/15/19..................................          2           1,929
                                                                  -------------
Total Government National Mortgage Association
   (cost $136,875,092)..............................                135,142,969
                                                                  -------------
Federal Home Loan Mortgage Corp.-16.6%
   6.50%, 2/01/26-12/01/28..........................     12,071      11,392,422
   7.50%, 9/01/29-4/01/30...........................     40,768      40,158,063
   8.00%, 9/01/09(a)(b).............................      3,568       3,597,575
   9.50%, 9/01/20...................................      2,425       2,522,147
   11.50%, 10/01/10-6/01/20.........................      1,394       1,531,881
   12.00%, 8/01/15-7/01/20(a).......................     10,021      10,936,214
   12.25%, 8/01/13..................................         16          17,199
   12.50%, 6/01/19..................................      1,616       1,811,784
   13.00%, 5/01/14-12/01/18.........................        511         578,784
                                                                  -------------
Total Federal Home Loan Mortgage Corp.
   (cost $73,369,004)...............................                 72,546,069
                                                                  -------------


--------------------------------------------------------------------------------
                                    ALLIANCE MORTGAGE SECURITIES INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)           Value
--------------------------------------------------------------------------------

Stripped Mortgage Backed Securities-6.2%
Bear Stearns
   Series 1997 Cl.2-X I/O
   1.52%, 8/25/36(d)(e).............................    $ 5,893   $   2,918,163
First Union National Bank Commercial Mortgage
   Series 2000-C1 Cl.I/O
   0.776%, 9/15/29..................................      1,493       1,490,001
LB Commercial Conduit Mortgage Trust
   Series 1998-C4 Cl.X I/O
   0.561%, 9/15/23(e)...............................      7,134       6,865,281
   Series 1999-C2 Cl.X I/O
   0.665%, 10/15/32(e)..............................      2,542       2,444,431
Mortgage Capital Funding, Inc.
   Series 1996-MC2 Cl.X I/O
   1.973%, 12/21/26(e)..............................     10,793       9,088,507
Salomon Brothers Mortgage Securities Inc.
   Series 1999-5
   3.128%, 6/25/28(e)...............................      3,213       4,236,661
                                                                  -------------
Total Stripped Mortgage Backed Securities
   (cost $31,067,606)...............................                 27,043,044
                                                                  -------------
Collateralized Mortgage Obligations-6.1%
Citicorp Mortgage Securities, Inc.
   Series 1987-3 Cl.A1
   9.00%, 5/01/17...................................      5,685       5,706,456
MLCC Mortgage Investors, Inc.
   Series 1995-B Cl.B
   6.94%, 11/15/20(c)...............................      4,544       3,879,817
   Series 1996-B Cl.B
   6.94%, 7/15/21(c)................................      9,274       8,021,730
Prudential Home Mortgage Securities
   Series 1994-29 Cl.A7
   7.00%, 10/25/24..................................     10,000       9,178,100
                                                                  -------------
Total Collateralized Mortgage Obligations
   (cost $27,483,143)...............................                 26,786,103
                                                                  -------------
Total Mortgage-Related Securities
   (cost $522,139,875)..............................                514,872,812
                                                                  -------------
Corporate Obligation-4.9%
Beverly Finance
   8.36%, 7/15/04(d)
   (cost $22,681,680)...............................     21,000      21,243,810
                                                                  -------------


--------------------------------------------------------------------------------
10 o ALLIANCE MORTGAGE SECURITIES INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)           Value
--------------------------------------------------------------------------------

Asset Backed Securities-4.8%
Green Tree Home Improvement Loan Trust
   Series 1998-D Cl.HEA4
   6.25%, 8/15/29...................................    $20,000   $  19,406,200
Option One Mortgage Securities Corp.
   Series 1999-2
   9.66%, 6/25/29(d)................................      1,537       1,503,942
                                                                  -------------
Total Asset Backed Securities
   (cost $21,526,311)...............................                 20,910,142
                                                                  -------------
U.S. Government Obligation-0.1%
U.S. Treasury Bill
   Zero coupon, 7/06/00
   (cost $589,536)...............................        590         589,536
                                                                  -------------
Total Investments-127.8%
   (cost $566,937,402)..............................                557,616,300
Other assets less liabilities-(27.8%)...............               (121,194,271)
                                                                  -------------
Net Assets-100%.....................................              $ 436,422,029
                                                                  =============

(a) Securities, or a portion thereof, loaned at June 30, 2000, with an aggregate market value of $50,669,247 and cash collateral received from the counterparty of Bear Stearns in the amount of $52,186,000.
(b)   15 year mortgage.
(c)   Adjustable rate mortgages; stated interest in effect at June 30, 2000.
(d) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, these securities amounted to $25,665,915 or 5.9% of net assets.
(e) Interest rate represents yield to maturity and principal amount represents amortized cost.

      Glossary:
      I/O - Interest Only

      See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCE MORTGAGE SECURITIES INCOME FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2000 (unaudited)

Assets
Investments in securities, at value (cost $566,937,402) .....     $ 557,616,300
Cash ........................................................           139,741
Receivable for investment securities sold ...................         7,296,958
Interest receivable .........................................         4,713,120
Receivable for capital stock sold ...........................             2,819
                                                                  -------------
Total assets ................................................       569,768,938
                                                                  -------------
Liabilities
Payable for investment securities purchased .................        78,616,380
Deposit for securities loaned ...............................        52,315,344
Dividends payable ...........................................           725,434
Advisory fee payable ........................................           625,618
Payable for capital stock redeemed ..........................           372,830
Distribution fee payable ....................................           130,884
Accrued expenses and other liabilities ......................           560,419
                                                                  -------------
Total liabilities ...........................................       133,346,909
                                                                  -------------
Net Assets ..................................................     $ 436,422,029
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $     539,043
Additional paid-in capital ..................................       658,099,453
Undistributed net investment income .........................           565,156
Accumulated net realized loss on investments,
   options and futures transactions .........................      (213,460,521)
Net unrealized depreciation of investments ..................        (9,321,102)
                                                                  -------------
                                                                  $ 436,422,029
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($396,426,497 / 48,970,216 shares of
   capital stock issued and outstanding) ....................             $8.10
Sales charge--4.25% of public offering price ................               .36
                                                                          -----
Maximum offering price ......................................             $8.46
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($23,471,075 / 2,896,463 shares of
   capital stock issued and outstanding) ....................             $8.10
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($16,524,457 / 2,037,636 shares of
   capital stock issued and outstanding) ....................             $8.11
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE MORTGAGE SECURITIES INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2000 (unaudited)

Investment Income
Interest.......................................                    $ 21,732,099
Expenses
Advisory fee................................... $  1,266,402
Distribution fee - Class A.....................      612,014
Distribution fee - Class B.....................      162,604
Distribution fee - Class C.....................       87,317
Transfer agency................................      520,916
Custodian......................................      143,906
Printing.......................................       91,098
Administrative.................................       73,516
Audit and legal................................       67,686
Registration...................................       25,268
Directors' fees................................       13,266
Miscellaneous..................................       10,177
                                                ------------
Total expenses before interest.................    3,074,170
Interest expense...............................    2,764,008
                                                ------------
Total expenses.................................                       5,838,178
                                                                   ------------
Net investment income..........................                      15,893,921
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment transactions...                     (10,703,816)
Net realized gain on options transactions......                          18,062
Net realized loss on futures transactions......                        (647,657)
Net change in unrealized
   appreciation/depreciation of
   investments.................................                      11,583,218
                                                                   ------------
Net gain on investments........................                         249,807
                                                                   ------------
Net Increase in Net Assets
   from Operations.............................                    $ 16,143,728
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCE MORTGAGE SECURITIES INCOME FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months Ended    Year Ended
                                                 June 30, 2000     December 31,
                                                  (unaudited)         1999
                                               ================   =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $  15,893,921    $  36,003,036
Net realized loss on investment, options
   and futures transactions ..................     (11,333,411)     (15,777,866)
Net change in unrealized
   appreciation/depreciation of
   investments ...............................      11,583,218      (16,908,106)
                                                 -------------    -------------
Net increase in net assets from operations ...      16,143,728        3,317,064
Dividends to Shareholders from:
Net investment income
   Class A ...................................     (13,866,963)     (30,117,241)
   Class B ...................................        (964,742)      (4,750,787)
   Class C ...................................        (523,426)      (1,227,538)
Capital Stock Transactions
Net decrease .................................     (57,621,954)     (94,323,536)
                                                 -------------    -------------
Total decrease ...............................     (56,833,357)    (127,102,038)
Net Assets
Beginning of period ..........................     493,255,386      620,357,424
                                                 -------------    -------------
End of period ................................   $ 436,422,029    $ 493,255,386
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE MORTGAGE SECURITIES INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2000 (unaudited)

Increase (Decrease) In Cash From:
Operating Activities:
Interest received..............................   21,905,870
Interest expense paid..........................   (2,764,008)
Operating expenses paid........................   (2,932,879)
                                                ------------
Net increase in cash from operating
   activities..................................                      16,208,983
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments.......................  982,489,494
Purchase of long-term
   portfolio investments....................... (852,826,809)
Sales of short-term
   portfolio investments, net..................    2,018,062
Gain on closed futures contracts...............     (647,657)
                                                ------------
Net increase in cash from investing
   activities..................................                     131,033,090
Financing Activities*:
Decrease in securities lending.................  (72,780,392)
Redemptions of capital stock, net..............  (65,751,384)
Cash dividends paid............................   (7,615,437)
Cash overdraft from prior period...............     (955,119)
Net decrease in cash from financing
   activities..................................                    (147,102,332)
                                                                   ------------
Net increase in cash...........................                         139,741
Cash at beginning of period....................                              -0-
                                                                   ------------
Cash at end of period..........................                         139,741
                                                                   ============
Reconciliation of Net Increase in Net Assets
from Operations to Net Increase in Cash
from Operating Activities:
Net increase in net assets
   resulting from operations...................                      16,143,728
Adjustments:
Increase in interest receivable................      388,123
Net realized loss on investment
   transactions................................   11,333,411
Net change in unrealized
   appreciation/depreciation...................  (11,583,218)
Accretion of bond discount.....................     (214,352)
Decrease in accrued expenses...................      141,291
                                                ------------
Total adjustments..............................                          65,255
                                                                   ------------
Net increase in cash from operating
   activities..................................                      16,208,983
                                                                   ============

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCE MORTGAGE SECURITIES INCOME FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Mortgage Securities Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.


--------------------------------------------------------------------------------
16 o ALLIANCE MORTGAGE SECURITIES INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund amortizes premium and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .1375 of 1% (approximately .55 of 1% on an annual basis) of the first $500 million of the Fund's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter. The Adviser has agreed to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) in any year exceed 1% of its average daily net assets for such year. No such reimbursement was required for the six months ended June 30, 2000.

Pursuant to the advisory agreement, the Fund paid $73,516 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended June 30, 2000.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such


--------------------------------------------------------------------------------
                                   ALLIANCE MORTGAGE SECURITIES INCOME FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

compensation amounted to $382,702 for the six months ended June 30, 2000.

For the six months ended June 30, 2000, the Fund's expenses were reduced by $20,112 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received $4,438, $34,521 and $139 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended June 30, 2000.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,059,234 and $3,240,991 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $11,631,250 and $58,890,423, respectively, for the six months ended June 30, 2000. There were purchases of $895,569,754 and sales of $897,990,943 of U.S. government and government agency obligations for the six months ended June 30, 2000.

At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $4,416,050 and gross unrealized depreciation of investments was $13,737,152 resulting in net unrealized depreciation of $9,321,102.

For federal income tax purposes, the Fund had a capital loss carryforward at June 30, 2000 of $200,190,858, of which $182,944,266 expires in the year 2002,
$3,177,946 expires in the year 2004 and $14,068,646 expires in the year 2007.


--------------------------------------------------------------------------------
18 o ALLIANCE MORTGAGE SECURITIES INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At June 30, 2000, the Fund had no outstanding futures contracts.

2. Interest Rate Swap Agreements

The Fund enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding interest rate swap contracts at June 30, 2000.

3. Options Transactions

For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a pre-


--------------------------------------------------------------------------------
                                   ALLIANCE MORTGAGE SECURITIES INCOME FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

mium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

Transactions in written options for the six months ended June 30, 2000 were as follows:

                                                   Number
                                                of Contracts         Premiums
                                                ============       ============
Options outstanding at beginning of
   period ................................                -0-      $         -0-
Options written ..........................             8,500             23,242
Options terminated in closing purchase
   transactions ..........................            (8,500)           (23,242)
                                                ------------       ------------
Options outstanding at June 30, 2000 .....                -0-      $         -0-
                                                ------------       ------------


--------------------------------------------------------------------------------
20 o ALLIANCE MORTGAGE SECURITIES INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE E

Capital Stock

There are 1,800,000,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares.

Each class consists of 600,000,000 authorized shares. Transactions in capital stock were as follows:

                    -----------------------------------   -----------------------------------
                                   Shares                               Amount
                    -----------------------------------   -----------------------------------
                    Six Months Ended         Year Ended   Six Months Ended         Year Ended
                       June 30, 2000       December 31,      June 30, 2000       December 31,
                         (unaudited)               1999        (unaudited)               1999
                    -------------------------------------------------------------------------
Class A
Shares sold                4,581,007         13,519,603      $  36,676,454      $ 113,288,362
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                 870,650          1,794,846          6,988,862         14,896,816
---------------------------------------------------------------------------------------------
Shares converted
   from Class B            2,216,975          7,547,577         17,808,287         62,867,029
---------------------------------------------------------------------------------------------
Shares redeemed          (11,900,314)       (24,560,559)       (95,509,324)      (204,443,082)
---------------------------------------------------------------------------------------------
Net decrease              (4,231,682)        (1,698,533)     $ (34,035,721)     $ (13,390,875)
=============================================================================================

Class B
Shares sold                  320,623            946,406      $   2,578,051      $   7,898,909
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                  75,680            316,833            608,058          2,639,932
---------------------------------------------------------------------------------------------
Shares converted
   to Class A             (2,214,949)        (7,545,598)       (17,808,287)       (62,867,029)
---------------------------------------------------------------------------------------------
Shares redeemed             (778,856)        (3,045,799)        (6,244,174)       (25,322,308)
---------------------------------------------------------------------------------------------
Net decrease              (2,597,502)        (9,328,158)     $ (20,866,352)     $ (77,650,496)
=============================================================================================

Class C
Shares sold                   60,434            327,458      $     484,965      $   2,726,308
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                  46,301            100,759            372,248            837,243
---------------------------------------------------------------------------------------------
Shares redeemed             (445,079)          (823,583)        (3,577,094)        (6,845,716)
---------------------------------------------------------------------------------------------
Net decrease                (338,344)          (395,366)     $  (2,719,881)     $  (3,282,165)
=============================================================================================


--------------------------------------------------------------------------------
                                   ALLIANCE MORTGAGE SECURITIES INCOME FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE F

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

For the six months ended June 30, 2000, the maximum amount of security lending agreements outstanding was $172,313,750, the average amount outstanding was approximately $92,481,573 and the daily weighted average interest rate was 5.91%.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. The rebate rate is the spread between the interest rate received and interest rate paid in the repurchase agreement market by the securities borrower.

As of June 30, 2000, the Fund had entered into the following security lending agreements:

    Amount             Counterparty        Interest Rate           Maturity
===============     ==================    ===============    ===================
  $48,258,000          Bear Stearns            6.58%             July 3, 2000
    3,812,000          Bear Stearns            6.75%             July 5, 2000
      116,000          Bear Stearns            6.85%             July 7, 2000

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended June 30, 2000.

NOTE H

Subsequent Event

On July 20, 2000, the Board of Directors of Alliance Mortgage Securities Income Fund approved the acquisition of the assets and liabilities of the Fund by the Alliance Bond Fund U.S. Government Portfolio. The acquisition is subject to approval by the shareholders of Alliance Mortgage Securities Income Fund. A meeting is currently scheduled for November 9, 2000. The acquisition is expected to be a tax-free transaction.


--------------------------------------------------------------------------------
22 o ALLIANCE MORTGAGE SECURITIES INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   --------------------------------------------------------------------------------
                                                                         Class A
                                   --------------------------------------------------------------------------------
                                          Six
                                       Months
                                        Ended
                                     June 30,                             Year Ended December 31,
                                          2000        -------------------------------------------------------------
                                   (unaudited)            1999         1998         1997         1996         1995
                                   --------------------------------------------------------------------------------
Net asset value,
  beginning of period ..........         $8.08           $8.56        $8.63        $8.51        $8.75        $8.13
                                   --------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) .......           .28             .55          .52          .54          .54          .57
Net realized and unrealized
  gain (loss) on investments
  and futures transactions .....           .01            (.49)        (.03)         .15         (.19)         .64
                                   --------------------------------------------------------------------------------
Net increase in net asset value
  from operations ..............           .29             .06          .49          .69          .35         1.21
                                   --------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ............          (.27)           (.54)        (.52)        (.54)        (.51)        (.57)
Distributions in excess of
  net investment income ........            -0-             -0-        (.04)        (.03)          -0-          -0-
Tax return of capital ..........            -0-             -0-          -0-          -0-        (.08)        (.02)
                                   --------------------------------------------------------------------------------
Total dividends and
  distributions ................          (.27)           (.54)        (.56)        (.57)        (.59)        (.59)
                                   --------------------------------------------------------------------------------
Net asset value, end of period .         $8.10           $8.08        $8.56        $8.63        $8.51        $8.75
                                   ================================================================================
Total Return
Total investment return based on
  net asset value(b) ...........          3.68%            .79%        5.82%        8.40%        4.23%       15.34%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............      $396,426        $429,627     $469,750     $372,494     $412,899     $502,390
Ratio of expenses to
  average net assets ...........          2.47%(c)        1.93%        1.99%        1.41%        1.68%        1.66%
Ratio of expenses to
  average net assets
  excluding interest expense ...          1.26%(c)        1.16%        1.14%        1.07%        1.03%        1.03%
Ratio of net investment income
  to average net assets .....          7.03%(c)        6.54%        6.06%        6.30%        6.38%        6.77%
Portfolio turnover rate ........           161%            229%         202%         184%         208%         285%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                   ALLIANCE MORTGAGE SECURITIES INCOME FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   --------------------------------------------------------------------------------
                                                                       Class B
                                   --------------------------------------------------------------------------------
                                           Six
                                        Months
                                         Ended
                                      June 30,                            Year Ended December 31,
                                          2000         ------------------------------------------------------------
                                   (unaudited)            1999         1998         1997         1996         1995
                                   --------------------------------------------------------------------------------
Net asset value,
  beginning of period ..........         $8.08           $8.56        $8.63        $8.51        $8.75        $8.13
                                   --------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) .......           .24             .46          .45          .48          .48          .51
Net realized and unrealized
  gain (loss) on investments
  and futures transactions .....           .02            (.46)        (.02)         .15         (.19)         .64
                                   --------------------------------------------------------------------------------
Net increase in net asset value
  from operations ..............           .26              -0-         .43          .63          .29         1.15
                                   --------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ............          (.24)           (.48)        (.45)        (.48)        (.46)        (.51)
Distributions in excess of
  net investment income ........            -0-             -0-        (.05)        (.03)          -0-          -0-
Tax return of capital ..........            -0-             -0-          -0-          -0-        (.07)        (.02)
                                   --------------------------------------------------------------------------------
Total dividends and
  distributions ................          (.24)           (.48)        (.50)        (.51)        (.53)        (.53)
                                   --------------------------------------------------------------------------------
Net asset value, end of period .         $8.10           $8.08        $8.56        $8.63        $8.51        $8.75
                                   ================================================================================
Total Return
Total investment return based on
  net asset value(b) ...........          3.27%            .02%        5.04%        7.60%        3.46%       14.48%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............       $23,471         $44,410     $126,879     $323,916     $477,196     $737,593
Ratio of expenses to
  average net assets ...........          3.26%(c)        2.59%        2.68%        2.14%        2.37%        2.37%
Ratio of expenses to
  average net assets
  excluding interest expense ...          2.03%(c)        1.89%        1.85%        1.78%        1.74%        1.74%
Ratio of net investment income
  to average net assets ........          6.17%(c)        5.68%        5.33%        5.60%        5.66%        6.06%
Portfolio turnover rate ........           161%            229%         202%         184%         208%         285%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ALLIANCE MORTGAGE SECURITIES INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ---------------------------------------------------------------------------
                                                                      Class C
                                  ---------------------------------------------------------------------------
                                          Six
                                       Months
                                        Ended
                                     June 30,                        Year Ended December 31,
                                         2000        --------------------------------------------------------
                                  (unaudited)           1999        1998        1997        1996        1995
                                  ---------------------------------------------------------------------------
Net asset value,
  beginning of period ..........        $8.09          $8.56       $8.63       $8.51       $8.75       $8.13
                                  ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) .......          .25            .48         .46         .48         .48         .51
Net realized and unrealized
  gain (loss) on investments
  and futures transactions .....          .01           (.47)       (.03)        .15        (.19)        .64
                                  ---------------------------------------------------------------------------
Net increase in net asset value
  from operations ..............          .26            .01         .43         .63         .29        1.15
                                  ---------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ............         (.24)          (.48)       (.46)       (.48)       (.46)       (.51)
Distributions in excess of
  net investment income ........           -0-            -0-       (.04)       (.03)         -0-         -0-
Tax return of capital ..........           -0-            -0-         -0-         -0-       (.07)       (.02)
                                  ---------------------------------------------------------------------------
Total dividends and
  distributions ................         (.24)          (.48)       (.50)       (.51)       (.53)       (.53)
                                  ---------------------------------------------------------------------------
Net asset value, end of period .        $8.11          $8.09       $8.56       $8.63       $8.51       $8.75
                                  ===========================================================================
Total Return
Total investment return based on
  net asset value(b) ...........         3.27%           .14%       5.04%       7.60%       3.46%      14.46%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............      $16,524        $19,219     $23,728     $27,859     $35,355     $45,558
Ratio of expenses to
  average net assets ...........         3.19%(c)       2.64%       2.69%       2.12%       2.38%       2.35%
Ratio of expenses to
  average net assets
  excluding interest expense ...         1.98%(c)       1.87%       1.84%       1.77%       1.73%       1.73%
Ratio of net investment income
  to average net assets ........         6.30%(c)       5.80%       5.35%       5.61%       5.67%       6.07%
Portfolio turnover rate ........          161%           229%        202%        184%        208%        285%

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return.Total investment return calculated for a period of less than one year is not annualized.
(c)   Annualized.


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                                   ALLIANCE MORTGAGE SECURITIES INCOME FUND o 25

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

asset-backed securities (ABS)

Bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit and often enhanced by a bank letter of credit or by insurance coverage provided by an institution other than the issuer.

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

commercial mortgage-backed securities (CMBS)

Similar to mortgage-backed securities in that they are securities or certificates backed by mortgages, except that investors receive payments out of the interest and principal of commercially-owned real estate, rather than residential real estate.

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

mortgage-backed securities (MBS)

Securities or certificates backed by mortgages. Typically issued by institutions such as the Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Investors receive payments out of the interest and principal of the underlying mortgages.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.


--------------------------------------------------------------------------------
26 o ALLIANCE MORTGAGE SECURITIES INCOME FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

Alliance Capital
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with nearly $388 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/00.


--------------------------------------------------------------------------------
                                   ALLIANCE MORTGAGE SECURITIES INCOME FUND o 27

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

Alliance Capital At Your Service

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
28 o ALLIANCE MORTGAGE SECURITIES INCOME FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen H. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                   ALLIANCE MORTGAGE SECURITIES INCOME FUND o 29

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Government Opportunity Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
30 o ALLIANCE MORTGAGE SECURITIES INCOME FUND

NOTES


--------------------------------------------------------------------------------
                                   ALLIANCE MORTGAGE SECURITIES INCOME FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE MORTGAGE SECURITIES INCOME FUND

Alliance Mortgage Securities Income Fund                         ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                U.S. POSTAGE
(800) 221-5672                                                        PAID
                                                                  New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

AllianceCapital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MORSR600